UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

LendingClub Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36771	51-0605731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco CA 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 632-5600

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective February 4, 2015, LendingClub Corporation (“Lending Club” or the “Company”) changed the interest rates assigned to standard program loans. Set forth below is a chart showing the interest rates assigned to standard program loans for each of the Lending Club loan grades.

Loan Grade	Interest Rate
A1	5.93%
A2	6.39%
A3	6.68%
A4	6.92%
A5	7.89%
B1	8.18%
B2	9.17%
B3	9.99%
B4	10.99%
B5	11.53%
C1	12.29%
C2	12.69%
C3	13.33%
C4	13.99%
C5	14.65%
D1	15.61%
D2	16.55%
D3	16.99%
D4	17.57%
D5	17.86%
E1	18.25%
E2	18.84%
E3	19.52%
E4	20.49%
E5	21.67%
F1	22.99%
F2	23.99%
F3	24.50%
F4	24.99%
F5	25.57%
G1	25.80%
G2	25.83%
G3	25.89%
G4	25.99%
G5	26.06%

Illustration of Servicing Fee and Annual Returns for Fully Performing Loans of Each Sub-Grade

The following tables illustrate hypothetical annual return information with respect to our Member Payment Dependent Notes, grouped by Lending Club sub-grade and term. The information in these tables is not based on actual results for investors and is presented only to illustrate the effects of Lending Club’s 1.00% servicing fee by sub-grade on hypothetical annual Member Payment Dependent Note returns. By column, each table presents:

•	loan sub-grades;

•	the annual stated interest rate;

•	the reduction in the annual return due to Lending Club’s 1.00% servicing fee on both interest and principal payments; and

•	the hypothetical annual returns on Notes, net of Lending Club’s servicing fee.

3-Year Term
Loan Grade	Interest Rate	Reduction in Note Return due to 1.0% Servicing Fee*	Note Returns after Lending Club’s Servicing Fee
A1	5.93%	0.673%	5.26%
A2	6.39%	0.675%	5.71%
A3	6.68%	0.676%	6.00%
A4	6.92%	0.677%	6.24%
A5	7.89%	0.681%	7.21%
B1	8.18%	0.682%	7.50%
B2	9.17%	0.686%	8.48%
B3	9.99%	0.689%	9.30%
B4	10.99%	0.693%	10.30%
B5	11.53%	0.696%	10.83%
C1	12.29%	0.699%	11.59%
C2	12.69%	0.700%	11.99%
C3	13.33%	0.703%	12.63%
C4	13.99%	0.706%	13.28%
C5	14.65%	0.708%	13.94%
D1	15.61%	0.713%	14.90%
D2	16.55%	0.717%	15.83%
D3	16.99%	0.718%	16.27%
D4	17.57%	0.721%	16.85%
D5	17.86%	0.722%	17.14%
E1	18.25%	0.724%	17.53%
E2	18.84%	0.726%	18.11%
E3	19.52%	0.729%	18.79%
E4	20.49%	0.734%	19.76%
E5	21.67%	0.739%	20.93%
F1	22.99%	0.745%	22.25%
F2	23.99%	0.749%	23.24%
F3	24.50%	0.752%	23.75%
F4	24.99%	0.754%	24.24%
F5	25.57%	0.756%	24.81%
G1	25.80%	0.757%	25.04%
G2	25.83%	0.758%	25.07%
G3	25.89%	0.758%	25.13%
G4	25.99%	0.758%	25.23%
G5	26.06%	0.759%	25.30%

*	Impact of Note servicing fees is computed using the loan’s contractual cashflows; no charge-off losses or prepayments are projected over the loan’s life that would otherwise affect the loan’s projected cashflows.

5-Year Term
Loan Grade	Interest Rate	Reduction in Note Return due to 1.0% Servicing Fee*	Note Returns after Lending Club’s Servicing Fee
A1	5.93%	0.417%	5.51%
A2	6.39%	0.419%	5.97%
A3	6.68%	0.420%	6.26%
A4	6.92%	0.421%	6.50%
A5	7.89%	0.425%	7.47%
B1	8.18%	0.426%	7.75%
B2	9.17%	0.430%	8.74%
B3	9.99%	0.433%	9.56%
B4	10.99%	0.437%	10.55%
B5	11.53%	0.439%	11.09%
C1	12.29%	0.443%	11.85%
C2	12.69%	0.444%	12.25%
C3	13.33%	0.447%	12.88%
C4	13.99%	0.450%	13.54%
C5	14.65%	0.453%	14.20%
D1	15.61%	0.457%	15.15%
D2	16.55%	0.461%	16.09%
D3	16.99%	0.463%	16.53%
D4	17.57%	0.466%	17.10%
D5	17.86%	0.467%	17.39%
E1	18.25%	0.469%	17.78%
E2	18.84%	0.472%	18.37%
E3	19.52%	0.475%	19.04%
E4	20.49%	0.480%	20.01%
E5	21.67%	0.485%	21.18%
F1	22.99%	0.492%	22.50%
F2	23.99%	0.497%	23.49%
F3	24.50%	0.499%	24.00%
F4	24.99%	0.502%	24.49%
F5	25.57%	0.505%	25.07%
G1	25.80%	0.506%	25.29%
G2	25.83%	0.506%	25.32%
G3	25.89%	0.506%	25.38%
G4	25.99%	0.507%	25.48%
G5	26.06%	0.507%	25.55%

*	Impact of Note servicing fees is computed using the loan’s contractual cashflows; no charge-off losses or prepayments are projected over the loan’s life that would otherwise affect the loan’s projected cashflows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

February 4, 2015

	By:	/S/ CARRIE DOLAN
Carrie Dolan
Chief Financial Officer
(duly authorized officer)

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